UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2021 (February 4, 2021)

Advent Technologies Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38742	83-0982969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street
Boston, MA 02116
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (857) 264-7035

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ADN	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50	ADNWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Business Combination

On February 4, 2021 (the “Closing Date”), AMCI Acquisition Corp., a Delaware corporation (“AMCI” and after the Business Combination described herein, “New Advent”), consummated the previously announced business combination (the “Closing”) pursuant to the terms of the Agreement and Plan of Merger dated as of October 12, 2020 (as amended on October 19, 2020 and amended again on December 31, 2020, the “Merger Agreement”) by and among AMCI, AMCI Merger Sub Corp., a newly-formed Delaware corporation and wholly-owned subsidiary of AMCI (“Merger Sub”), AMCI Sponsor LLC, a Delaware limited liability company (“Sponsor”), in its capacity as Purchaser Representative thereunder (the “Purchaser Representative”), Advent Technologies Inc., a Delaware corporation (“Advent”) and Vassilios Gregoriou, in the capacity as the Seller Representative thereunder (the “Seller Representative”).  Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Advent with Advent continuing as the surviving corporation and as a wholly owned subsidiary of AMCI (the “Merger” and together with the other transactions contemplated by the Merger Agreement, the “Business Combination”).  In connection with the Closing, AMCI changed its name to “Advent Technologies Holdings, Inc.”

In accordance with the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”):

(i) the outstanding shares of Class A common stock, par value $0.0001 per share, of AMCI (“AMCI Class A common stock”), including any shares of Class B common stock, par value $0.0001 per share, of AMCI (“AMCI Class B common stock”, and together with the AMCI Class A common stock, the “AMCI common stock”) that were converted into AMCI Class A common stock in accordance with AMCI’s amended and restated certificate of incorporation, were redesignated as common stock, par value $0.0001 per share, of Advent Technologies Holdings, Inc. (referred to herein as “New Advent common stock”);

(ii) each share of common stock, par value $0.001 per share, of Advent (“Advent common stock”) and each share of preferred stock, par value $0.001 per shares, of Advent (“Advent preferred stock” and, together with the Advent common stock, the “Advent stock”) was cancelled and converted into the right to receive a number of new shares of New Advent common stock, in each case determined in accordance with the terms and conditions of the Merger Agreement; and

(iii) all outstanding options, warrants or rights to subscribe for or purchase any capital stock of Advent or securities convertible into or exchangeable for, or that otherwise confer on the holder any right to acquire any capital stock of Advent (“Advent Convertible Securities”) that were not exercised or converted prior to the Effective Time were cancelled, retired and terminated.

The aggregate Merger consideration being paid to holders of Advent stock as of immediately prior to the Effective Time (“Advent stockholders”) is an amount equal to (the “Merger Consideration”) $250,000,000, minus the estimated consolidated indebtedness of Advent and its subsidiaries as of the consummation of the Business Combination, net of their estimated consolidated cash and cash equivalents (“Closing Net Indebtedness”). The Merger Consideration is being paid solely by the delivery of new shares of New Advent common stock, each valued at $10.00 per share (the “Merger Consideration Shares”). The Closing Net Indebtedness (and the resulting Merger Consideration) is based solely on estimates determined shortly prior to the Closing and is not subject to any post-Closing true-up or adjustment. The Merger Consideration is being allocated among Advent stockholders based on their pro rata ownership in Advent as of immediately prior to the Effective Time (treating Advent preferred stock on an as-converted to Advent common stock basis for such purposes and including Advent Convertible Securities that have exercised or converted prior to the Effective Time).

Immediately prior to the Closing, AMCI had $400,000 in a working capital, non-interest bearing loan from Sponsor outstanding. In connection with the Closing, Sponsor elected to convert such working capital loan into 400,000 warrants to purchase shares of New Advent common stock at a price of $1.00 per warrant.  The working capital warrants are identical to the warrants issued to Sponsor in a private placement consummated simultaneously with the initial public offering of AMCI, including as to exercise price, exercisability and exercise period.

The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1, Exhibit 2.2 and Exhibit 2.3 and is incorporated herein by reference.

PIPE

On December 22, 2020, AMCI entered into subscription agreements (“PIPE Subscription Agreements”) by and among AMCI and the investors named therein (the “PIPE Investors”), pursuant to which the PIPE Investors agreed to purchase, and AMCI agreed to sell to the PIPE Investors, an aggregate of 6,500,000 shares of AMCI Class A common stock for gross proceeds to AMCI of $65,000,000 in a private placement (the “PIPE Investment”). The PIPE Investment was consummated substantially concurrently with the Business Combination.

The foregoing description of the PIPE Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the PIPE Subscription Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Unless the context otherwise requires, in this Current Report on Form 8-K, the “registrant” and the “Company” refer to AMCI prior to the Closing and to the combined company and its subsidiaries following the Closing and “Advent” refers to Advent and its subsidiaries prior to the Closing and the business of the combined company and its subsidiaries following the Closing.

Immediately after giving effect to the PIPE Investment and the Business Combination, there were 46,105,947 shares of New Advent common stock outstanding and 26,392,355 warrants to purchase shares of New Advent common stock outstanding.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 2, 2021, AMCI held a Special Meeting at which the AMCI stockholders considered and adopted, among other matters, the Merger Agreement (the “Special Meeting”). On February 4, 2021, the parties to the Merger Agreement consummated the Business Combination. Pursuant to the Merger Agreement, the Merger Consideration paid to the Advent stockholders is being paid solely by the delivery of new shares of New Advent common stock, each valued at $10.00 per share. The aggregate value of the consideration paid to Advent stockholders in the Business Combination was approximately $250.3 million.

Prior to the Special Meeting, holders of 1,606 shares of AMCI’s Class A common stock sold in its initial public offering exercised their right to redeem those shares for cash at a price of approximately $10.30 per share, for an aggregate of $16,536.64.

In connection with the Closing, New Advent common stock and warrants began trading on The Nasdaq Stock Market LLC (“Nasdaq”) under the symbols “ADN” and “ADNWW”. AMCI’s public units automatically separated into their component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security.

As of the Closing Date, our directors and executive officers and affiliated entities beneficially owned approximately 26.1% of the outstanding shares of New Advent common stock, and the former securityholders of AMCI beneficially owned approximately 31.6% of the outstanding shares of New Advent common stock.

Cautionary Note Regarding Forward Looking Statements

Certain statements in this Current Report on Form 8-K and the information incorporated herein by reference may constitute “forward-looking statements”. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, including the Company’s ability to realize the benefits from the Business Combination; the Company’s ability to maintain the listing of New Advent common stock on Nasdaq following the Business Combination; future financial performance following the Business Combination; public securities’ potential liquidity and trading; impact from the outcome of any known and unknown litigation; ability to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; expectations regarding future expenditures; future mix of revenue and effect on gross margins; attraction and retention of qualified directors, officers, employees and key personnel; ability to compete effectively in a competitive industry; ability to protect and enhance our corporate reputation and brand; expectations concerning our relationships and actions with our technology partners and other third parties; impact from future regulatory, judicial and legislative changes to the industry; ability to locate and acquire complementary technologies or services and integrate those into the Company’s business; future arrangements with, or investments in, other entities or associations; and intense competition and competitive pressure from other companies worldwide in the industries in which the Company will operate.

In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the definitive Proxy Statement/Prospectus included in the Company’s Registration Statement on Form S-4 (File No. 333-250946) filed with the Securities and Exchange Commission (the “SEC”) on January 20, 2021. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of the Company is described in the Proxy Statement/Prospectus in the section titled “Information About Advent” beginning on page 126 and that information is incorporated herein by reference.

Risk Factors

The risk factors related to the Company’s business and operations and the Business Combination are set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 39 and that information is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Advent” beginning on page 132 and that information is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Advent – Quantitative and Qualitative Disclosures About Market Risk” on page 144 and that information is incorporated herein by reference.

Properties

The Company has approximately 3,429 square feet of offices located in Patra, Greece. The leases are set to expire December 31, 2028.

Advent entered into a lease dated February 5, 2021 for 6,041 square feet of office space at 200 Clarendon Street, Boston, MA 02116 as the Company's executive offices. The term of the lease is five years (unless sooner terminated as provided in the lease agreement).

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to New Advent regarding the beneficial ownership of the New Advent common stock as of the Closing Date by:

•	each person known to the Company to be the beneficial owner of more than 5% of outstanding Company common stock;

•	each of the Company’s executive officers and directors; and

•	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it posses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of Company stock is based on 46,105,947 shares of New Advent common stock issued and outstanding as of the Closing Date.

Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all of New Advent common stock beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares	%
Directors and Executive Officers Post-Business Combination
Vassilios Gregoriou	5,465,506	11.9%
William Hunter	100,000	*
Christos Kaskavelis(1)	3,704,113	8.0%
Emory De Castro	2,124,999	4.6%
James F. Coffey	590,705	1.3%
Katherine E. Fleming	-	-
Anggelos Skutaris	-	-
Katrina Fritz	-	-
Lawrence M. Clark, Jr.	35,000	*

All directors and executive officers post-Business Combination as a group (nine individuals)(2)	12,020,323	26.1%

Five Percent Holders:
AMCI Sponsor LLC(3)(4)	4,844,148	9.99%

*	less than 1%
(1)
Christos Kaskavelis’ ownership includes 1,802,405 shares owned by Nemaland Ltd, an entity in which Mr. Kaskavelis and his wife each hold a 50% stake and for which Mr. Kaskavelis holds shared voting and dispositive power with his wife with regard to such shares of New Advent common stock. The business address of Mr. Kaskavelis is 200 Clarendon Street, Boston, MA 02116. The business address of Nemaland Ltd is 77 Strovolou, Office 204, 2018 Strovolos, 2018, Cyprus.

(2)	Unless otherwise indicated, the business address of each of the individuals is 200 Clarendon Street, Boston, MA 02116.
(3)
The number of shares includes 2,474,009 shares of New Advent common stock issued to the Sponsor upon conversion of its founder shares and 2,370,139 shares of New Advent common stock issued upon exercise of warrants owned by the Sponsor. Pursuant to the Merger Agreement, the Sponsor entered into a letter agreement with AMCI and Advent prior to or at the closing of the Business Combination, which provided that the Sponsor would forfeit one-third (1/3rd) of the Placement Warrants that it owned as of the Closing. The business address of the Sponsor is c/o AMCI Acquisition Corp., 1501 Ligonier Street, Suite 370, Latrobe, PA 15650.

(4)
In connection with a loan previously made by Orion Resource Partners (USA) LP to AMCI, the Sponsor transferred one-half of its Founder Shares and one-half of its remaining Placement Warrants after the forfeiture described above to permitted transferees of Sponsor and Orion Resource Partners (USA) LP at the closing of the Business Combination.

Directors and Executive Officers

The Company’s directors and executive officers immediately after Closing are described in the Proxy Statement/Prospectus in the section titled “Management After the Business Combination” and that information is incorporated herein by reference.

Director Independence

Information with respect to the independence of the Company’s directors is set forth in the Proxy Statement/Prospectus in the section titled “Management After the Business Combination—Director Independence” and that information is incorporated herein by reference.

The Board has determined that each of Ms. Fleming, Mr. Skutaris, Ms. Fritz and Mr. Clark are “independent directors” as defined in Nasdaq rules and the applicable SEC rules.

Board Leadership Structure

The leadership of the Board is structured so that it is led by the Chair, who also serves as the Company's Chief Executive Officer. When the Chair of the Board is not an independent director, a Lead Director may be elected annually by the Board. After the Business Combination, the Board has elected Mr. Skutaris to serve as Lead Director.

Committees of the Board

Information with respect to the composition of the committees of our Board of Directors (the “Board”) immediately after the Closing is set forth in the Proxy Statement/Prospectus in the section titled “Management After the Business Combination—Committees of the Board of Directors” and that information is incorporated herein by reference.

Executive Compensation

A description of the compensation of the named executive officers of Advent before the consummation of the Business Combination and the executive officers of New Advent after the consummation of the Business Combination is set forth in the Proxy Statement/Prospectus in the sections titled “Executive Compensation of Advent” and that information is incorporated herein by reference.

At the Special Meeting, the AMCI stockholders approved the Advent Technologies Holdings, Inc. 2021 Equity Incentive Plan (the “Equity Incentive Plan”). The description is set forth in the Proxy Statement/Prospectus section titled “The Incentive Plan Proposal”, which is incorporated herein by reference. A copy of the full text of the Equity Incentive Plan is filed as Exhibit 10.12 to this Current Report on Form 8-K and is incorporated herein by reference. Following the consummation of the Business Combination, the Company expects that the Board or the Compensation Committee will make grants of awards under the Equity Incentive Plan to eligible participants.

Director Compensation

A description of the compensation of the directors of Advent before the consummation of the Business Combination is set forth in the Proxy Statement/Prospectus in the section titled “Executive Compensation of Advent” and that information is incorporated herein by reference. A description of the compensation of the directors of New Advent following the consummation of the Business Combination is set forth in Item 5.02 of this Current Report on Form 8-K and is incorporated herein by reference.

Certain Relationships and Related Party Transactions

Certain relationships and related party transactions of the Company are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” and that information is incorporated herein by reference.

Legal Proceedings

Information with respect to legal proceedings of AMCI is set forth in the Proxy Statement/Prospectus in the section titled “Information About AMCI—Legal Proceedings” and that information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

New Advent common stock and warrants began trading on Nasdaq under the symbols “ADN” and “ADNWW”, on February 5, 2021. AMCI’s public units automatically separated into their component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security and were delisted from Nasdaq. As of immediately after the Closing Date, there were approximately 43 registered holders of shares of New Advent common stock.

New Advent has not paid any cash dividends on share of its common stock to date. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Board.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities to Be Registered

The description of the Company’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of Securities of AMCI” and that information is incorporated herein by reference.

Indemnification of Directors and Officers

New Advent has entered into indemnification agreements with each of its directors and executive officers as of the Closing Date. Each indemnification agreement provides for indemnification and advancements by New Advent of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to New Advent or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the conditions of the indemnification agreements, forms of which are filed as Exhibits 10.13 and 10.14.

Financial Statements and Exhibits

The information set forth below under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

 The information set forth below under Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

The disclosure set forth in the “Introductory Note” above is incorporated herein by reference. The securities issued in connection with the Business Combination and PIPE Investment were not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 3.03 Material Modification to Rights of Security Holders.

In connection with the consummation of the Business Combination, AMCI changed its name to Advent Technologies Holdings, Inc. and filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware and amended and restated its bylaws (the “Bylaws”). Reference is made to the disclosure described in the Proxy Statement/Prospectus in the sections titled “Charter Amendment Proposals,” “Comparison of Stockholder Rights” and “Description of Securities of AMCI,” which are incorporated herein by reference.

Copies of the Certificate of Incorporation and the Bylaws are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 4.01 Change in Registrant’s Certifying Accountant.

On February 9, 2021, the Audit Committee of the Board approved the engagement of Ernst & Young (Hellas) Certified Auditors Accountants S.A. (“EY”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021.

EY served as independent registered public accounting firm of Advent prior to the Business Combination. Accordingly, Marcum LLP (“Marcum”), AMCI’s independent registered public accounting firm prior to the Business Combination, was informed that it would be replaced by EY as the Company’s independent registered public accounting firm following completion of its audit of AMCI’s financial statements for the fiscal year ended December 31, 2020, which consists only of the accounts of the pre-Business Combination special purpose acquisition company.

The reports of Marcum on AMCI’s financial statements as of and for the fiscal year ended December 31, 2019 and as of December 31, 2018 and for the period from June 18, 2018 (inception) to December 31, 2018 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During AMCI’s fiscal year ended December 31, 2019 and the period from June 18, 2018 (inception) to December 31, 2018 and the subsequent interim period through February 4, 2021, there were no disagreements between AMCI and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AMCI, would have caused it to make reference to the subject matter of the disagreements in its reports on AMCI’s financial statements for such years.

During AMCI’s fiscal year ended December 31, 2019 and the period from June 18, 2018 (inception) to December 31, 2018 and the subsequent interim period through February 4, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended).

The Company has provided Marcum with a copy of the foregoing disclosures and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Marcum’s letter dated February 9, 2021 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.01 Change in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the information contained above in the Introductory Note and Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officers and Directors

Upon the consummation of the Business Combination, and in accordance with the terms of the Merger Agreement, each executive officer of AMCI ceased serving in such capacities; Hans J. Mende, Gary Uren and Jackson Grant ceased serving on AMCI’s board of directors. Vassilios Gregoriou, Emory De Castro, Katherine E. Fleming, Anggelos Skutaris and Katrina Fritz were appointed as directors of the Company, with Mr. Gregoriou appointed Chairman and Mr. Skutaris appointed Lead Director.  The directors were divided among the following classes:

•	the Class I directors will be Anggelos Skutaris and Katrina Fritz, and their terms will expire at the annual meeting of stockholders to be held in 2021;
•	the Class II directors will be Katherine E. Fleming and Lawrence M. Clark, Jr., and their terms will expire at the annual meeting of stockholders to be held in 2022; and
•	the Class III directors will be Vassilios Gregoriou, Emory De Castro, and William Hunter, and their terms will expire at the annual meeting of stockholders to be held in 2023.

Upon the consummation of the Business Combination, the Company established the following audit committee, compensation committee, and the nominating and corporate governance committee.  Messrs. Clark and Skutaris and Ms. Fritz were appointed to serve on the Company’s audit committee, with Mr. Clark serving as the chair and qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K. Mr. Skutaris, Ms. Fleming and Ms. Fritz were appointed to serve on the Company’s compensation committee, with Mr. Skutaris serving as the chair. Ms. Fleming, Mr. Clark and Ms. Fritz were appointed to serve on the Company’s nominating and corporate governance committee, with Ms. Fleming serving as chair.

Additionally, upon the consummation of the Business Combination, Vassilios Gregoriou was appointed as Chief Executive Officer; William Hunter was appointed as President and Chief Financial Officer; Christos Kaskavelis was appointed as Chief Marketing Officer; Emory De Castro was appointed as Chief Technology Officer; and James F. Coffey was appointed as Chief Operating Officer and General Counsel.

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section titled “Management After the Business Combination” beginning on page 168 for biographical information about each of the directors and officers following the Transactions, which is incorporated herein by reference.

Compensatory Arrangements for Directors

Following the Business Combination, pursuant to offer letters with each of the Company’s non-employee directors (the “Director Offer Letters”), each of Katherine E. Fleming, Katrina Fitz, Anggelos Skutaris, Lawrence M. Clark, Jr. will receive an annual retainer of $60,000, to be paid quarterly in arrears. In addition, each non-employee director will be eligible to receive an annual grant of options to purchase a number of shares of New Advent common stock determined by dividing $60,000 by the closing price per share of New Advent common stock on the applicable grant date. The annual grant of stock options will vest in annual installments over a three (3)-year period.

The foregoing description of the Director Offer Letters does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Director Offer Letters, which is attached hereto as Exhibit 10.14 and is incorporated herein by reference.

2021 Equity Incentive Plan

At the Special Meeting, the AMCI stockholders approved the Equity Incentive Plan. The Equity Incentive Plan reserved 6,915,892 shares of New Advent common stock for issuance for awards in accordance with the terms of the Equity Incentive Plan. The purpose of the Equity Incentive Plan is to assist in attracting, retaining, motivating, and rewarding certain key employees, officers, directors, and consultants of AMCI and its affiliates and promoting the creation of long-term value for stockholders of AMCI by closely aligning the interests of such individuals with those of other stockholders. The Equity Incentive Plan authorizes the award of share-based incentives to encourage eligible employees, officers, directors, and consultants, as described below, to expend maximum effort in the creation of stockholder value.  The Company expects the Board or the Compensation Committee will make grants of awards under the Equity Incentive Plan to eligible participants.

The description is set forth in the Proxy Statement/Prospectus section titled “The Incentive Plan Proposal”, which is incorporated herein by reference. A copy of the full text of the Equity Incentive Plan is filed as Exhibit 10.12 to this Current Report on Form 8-K and is incorporated herein by reference.

Employment Agreements

On October 12, 2020, in connection with the execution of the Merger Agreement and the announcement of the Business Combination, Advent entered into employment agreements, with each of Messrs. Gregoriou, De Castro, and Coffey.  In addition, Messrs. Kaskavelis and Hunter entered into employment agreements on December 31, 2020, and January 12, 2021, respectively. The material terms of these new employment arrangements are set forth below:

•
Mr. Gregoriou will serve as our Chief Executive Officer and Chairman of our board of directors, with an initial annual base salary of $800,000, a one-time signing bonus of $500,000, and eligibility to earn an annual performance bonus with a target equal to 150% of his annual base salary.

•
Mr. Coffey will serve as our Chief Operating Officer and General Counsel, with an annual base salary of $475,000, a one-time signing bonus of $250,000, and eligibility to earn an annual performance bonus with a target equal to 100% of his annual base salary.

•
Mr. De Castro will serve as our Chief Technology Officer, with an annual base salary of $350,000, a one-time signing bonus of $250,000, and eligibility to earn an annual performance bonus with a target equal to 100% of his annual base salary.

•
Mr. Kaskavelis will serve as our Chief Marketing Officer, with an annual base salary of €315,000 and eligibility to earn an annual performance bonus with a target equal to 100% of his annual base salary.

•
Mr. Hunter will serve as our President and Chief Financial Officer, with an annual base salary of $475,000, a one-time signing bonus of $400,000, and eligibility to earn an annual performance bonus with a target equal to 125% of his annual base salary.

The sign-on bonuses are payable in two installments: (i) 50% on the first payroll date following the consummation of the Business Combination and (ii) 50% to be paid on the first payroll date following the one year anniversary of the consummation of the Business Combination, subject to the applicable executive’s employment through the relevant payment date.

The employment agreements provide that if an executive’s employment terminates without “cause” or by him for “good reason,” (as such terms are defined in the employment agreement), the executive will be entitled to (i) up to 12 months’ subsidized medical, dental and vision benefits continuation (18 months for Mr. Gregoriou) and (ii) payment of one times (two times for Messrs. Gregoriou and Hunter) the sum of such executive’s annual base salary and target bonus, payable over 12 months. If such termination of employment without “cause” or resignation for “good reason” occurs within 60 days prior to, or 12 months following, a “change in control” (as such term is defined in the Equity Incentive Plan described in further details in ”The Incentive Plan Proposal” section in the Proxy Statement/Prospectus), severance is enhanced and provides for (i) up to 18 months’ subsidized medical, dental and vision benefits continuation for all executives, (ii) two times (three times for Messrs. Gregoriou and Hunter) the sum of such executive’s annual base salary and target bonus, payable over 12 months, and (iii) the initial grant of stock options and restricted stock units issued pursuant to the Equity Incentive Plan, shall become fully vested, and such options will remain exercisable for a period of one year following such termination of employment. Moreover, if the acquirer in such “change in control” does not agree to assume or substitute for equivalent stock options, any unvested portion of the initial grant of stock options shall become fully vested and exercisable at the time of such transaction.

The employment agreements for Messrs. Gregoriou, Hunter, Kaskavelis, and Coffey each contain (i) a perpetual confidentiality covenant, (ii) an assignment of intellectual property covenant, (iii) a non-competition covenant for one year post-termination of employment (subject to, for Messrs. Gregoriou and Coffey, the Executive’s receipt of at least 50% of the Executive’s highest annualized base salary within the two (2)-year period preceding termination) for the entire year, (iv) a covenant not to solicit any of our customers, vendors, suppliers or other business partners during the eighteen (18)-month period following termination and (v) a covenant not to solicit any of our employees or independent contractors during the eighteen (18)-month period following termination.

Advent entered into transaction bonus letter agreements with each of Messrs. Gregoriou, De Castro, Coffey and Kaskavelis, which entitle each executive to receive a transaction bonus that is payable promptly following the Business Combination, contingent upon such executive’s continued employment through the consummation of the Business Combination and execution of a general release of claims. The transaction bonus entitlement for each executive is as follows: (i) for Mr. Gregoriou, $2,500,000, (ii) for each of Messrs. De Castro and Kaskavelis, $860,000 and (iii) for Mr. Coffey, $520,000. The amounts set forth herein are inclusive of the increases to the transaction bonuses that were awarded in recognition of the oversubscription of the PIPE Investment and the effort of management in consummating this investment.

Indemnification of Directors and Officers

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K under the section titled “Indemnification of Directors and Officers” is incorporated in this Item 5.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.

Item 5.06 Change in Shell Company Status

As a result of the Business Combination, the Company ceased to be a shell company. The material terms of the Business Combination are described in the sections titled “The Business Combination Proposal” beginning on page 77 of the Proxy Statement/Prospectus, and are incorporated herein by reference. Further, the information set forth in “Introductory Note” and under Item 2.01 is incorporated in by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements of Advent Technologies Inc. as of and for the fiscal years ended December 31, 2019 and 2018, the related notes and report of independent public accounting firm thereto are set forth in the Proxy Statement/Prospectus beginning on page F-35 and are incorporated herein by reference. The financial statements of Advent Technologies Inc. as of and for the nine months ended September 30, 2020 and the related notes thereto are set forth in the Proxy Statement/Prospectus beginning on page F-59 and are incorporated herein by reference.

The financial statements of AMCI Acquisition Corp. as of and for the fiscal year ended December 31, 2019 and as of December 31, 2018 and for the period from June 18, 2018 (date of inception) through December 31, 2019, and related notes thereto as set forth in the Proxy Statement/Prospectus beginning on page F-2 and are incorporated herein by reference. The financial statements of AMCI as of and for the nine months ended September 30, 2020 and the related notes thereto are set forth in the Proxy Statement/Prospectus beginning on page F-18 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of AMCI and Advent as of September 30, 2020 and for the year ended December 31, 2019 and the nine months ended September 30, 2020 is set forth in Exhibit 99.1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of October 12, 2020 by and among AMCI, Sponsor, in its capacity as Purchaser Representative thereunder, Advent and Vassilios Gregoriou in his capacity as Seller Representative thereunder (incorporated by reference to Exhibit 2.1 of AMCI Acquisition Corp.’s Registration Statement on Form S-4 (Reg. No. 333-250946), filed with the SEC on January 20, 2021).

2.2
First Amendment to Agreement and Plan of Merger, dated as of October 19, 2020, by and among AMCI, Sponsor, in its capacity as Purchaser Representative thereunder, Advent and Vassilios Gregoriou in his capacity as Seller Representative thereunder (incorporated by reference to Exhibit 2.2 of AMCI Acquisition Corp.’s Registration Statement on Form S-4 (Reg. No. 333-250946), filed with the SEC on January 20, 2021).

2.3
Second Amendment to Agreement and Plan of Merger, dated as of December 31, 2020, by and among AMCI, Sponsor, in its capacity as Purchaser Representative thereunder, Advent and Vassilios Gregoriou in his capacity as Seller Representative thereunder (incorporated by reference to Exhibit 2.2 of AMCI Acquisition Corp.’s Registration Statement on Form S-4 (Reg. No. 333-250946), filed with the SEC on January 20, 2021).

3.1*	Second Amended and Restated Certificate of Incorporation of Advent Technologies Holdings, Inc.
3.2*	Amended and Restated Bylaws of Advent Technologies Holdings, Inc.
4.1
Warrant Agreement, dated November 15, 2018 by and between AMCI Acquisition Corp. and Continental Stock Transfer & Trust company, as warrant agent (incorporated by reference to Exhibit 4.1 of AMCI Acquisition Corp.’s Registration Statement on Form S-4 (Reg. No. 333-250946), filed with the SEC on January 20, 2021).

4.2	Specimen Common Stock Certificate (incorporated by reference to AMCI Acquisition Corp.’s Registration Statement on Form S-1/A (Reg. No. 333-227994), filed with the SEC on November 9, 2018).
4.3	Specimen Warrant Certificate (incorporated by reference to AMCI Acquisition Corp.’s Registration Statement on Form S-1/A (Reg. No. 333-227994), filed with the SEC on November 9, 2018).

10.1
Form of PIPE Subscription Agreement (incorporated by reference to Exhibit 10.13 of AMCI Acquisition Corp.’s Registration Statement on Form S-4 (Reg. No. 333-250946), filed with the SEC on January 20, 2021).

10.2
Securities Subscription Agreement, dated June 25, 2018, between AMCI and the Sponsor (incorporated by reference to AMCI Acquisition Corp.’s Registration Statement on Form S-1/A (Reg. No. 333-227994), filed with the SEC on November 9, 2018).

10.3
Warrants Purchase Agreement, dated November 15, 2018, between AMCI and the Sponsor (incorporated by reference to AMCI Acquisition Corp.’s Current Report on Form 8-K filed with the SEC on November 20, 2018).

10.4
Registration Rights Agreement, dated November 15, 2018, by and among AMCI, the Sponsor and the holders party thereto (incorporated by reference to Exhibit 10.4 of AMCI Acquisition Corp’s Registration Statement on Form S-4 (Reg. No. 333-250946), filed with the SEC on January 20, 2021).

10.5*	Lease Agreement, dated as of September 2, 2019, by and between Advent Technologies S.A. and Patras Science Park S.A. (English summary of Greek original).
10.6*	Lease Agreement, dated as of September 25, 2019, by and between Advent Technologies S.A. and Patras Science Park S.A. (English summary of Greek original).
10.7*	Employment Agreement, dated as of October 12, 2020, by and between Advent Technologies, Inc. and Vassilios Gregoriou.
10.8*	Employment Agreement, dated as of January 12, 2021, by and between Advent Technologies, Inc. and William Hunter.
10.9*	Employment Agreement, dated as of December 31, 2020, by and between Advent Technologies SA and Christos Kaskavelis.
10.10*	Employment Agreement, dated as of October 12, 2020, by and between Advent Technologies, Inc. and Emory De Castro.
10.11*	Employment Agreement, dated as of October 12, 2020, by and between Advent Technologies, Inc. and James F. Coffey.
10.12	2021 Equity Incentive Plan (incorporated by reference to 10.9 of AMCI Acquisition Corp.’s Registration Statement on Form S-4 (Reg. No. 333-250946), filed with the SEC on January 20, 2021).
10.13*	Form of Indemnification Agreement
10.14*	Form of Director Offer Letters
10.15*	Lease Agreement, dated as of February 5, 2021 by and between Advent Technologies, Inc. and BP Hancock LLC.
16.1*	Letter from Marcum LLP to the SEC, dated February 9, 2021
21.1*	List of Subsidiaries
99.1*	Unaudited Pro Forma Condensed Combined Financial Information as of September 30, 2020.
104	Cover Page Interactive Data File — the cover page XBRL tags are embedded within the Inline XBRL document

* Filed herewith

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: February 9, 2021	Advent Technologies Holdings, Inc.

	By:	/s/ Vassilios Gregoriou
	Name:	Vassilios Gregoriou
	Title:	Chairman and Chief Executive Officer